UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 11, 2004

ARTESIAN RESOURCES CORPORATION
--------------------------------------------------------------
(exact name of registrant as specified in its charter)

Delaware	0-18516	51-0002090
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Churchmans Road, Newark, Delaware	19702
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-453-6900

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

 Exhibit
Number

Description

99.1

Press Release dated February 11, 2004.

Item 12.

Results of Operations and Financial Condition.

On February 11, 2004, Artesian Resources Corporation (the "Company") issued a press release reporting its financial results for the quarter and year ended December 31, 2003. The press release is attached as Exhibit 99.1 and it is incorporated herein by reference.

The foregoing information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: February 12, 2004

By: /s/Dian C. Taylor

 Dian C. Taylor
President, Chief Executive Officer and Chair of the Board

ARTESIAN RESOURCES CORPORATION

Date: February 12, 2004

By: /s/David B. Spacht

 David B. Spacht
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

 Exhibit
Number

Description

99.1

Press Release dated February 11, 2004

Exhibit 99.1

Newark, DE, February 11, 2004 (ARTNA) Artesian Resources Corporation (Artesian) today announced that revenues for 2003 were $36.3 million, up 4.9% from $34.6 million in 2002. Although suppressed by extraordinary weather conditions in 2003, which was one of the wettest years on record, Artesian achieved a modest increase in revenues as a result of an increase in the number of water utility customers served, increased rates and additional revenues from wastewater and contract service operations.

The Company achieved an operations and maintenance expenses to sales ratio of 54.1% in 2003, compared to a ratio of 53.0% in 2002, by keeping controllable expense increases to a minimum. A significant portion of the increase in operating expenses in 2003 is attributable to a $0.5 million increase in purchased water expense compared to 2002. In 2002, the Company benefited from a one-time reduction in purchased water expense as a result of a waiver of its contractual minimum take obligation with the Chester Water Authority because of drought conditions.

Basic and diluted net income per common share were $0.99 and $0.96, respectively, as compared to $1.17 and $1.14 in 2002. Interest costs associated with borrowings to support continued investments in utility plant providing supply, treatment, storage and distribution of water increased by 11.4%, to $4.9 million in 2003 from $4.4 million in 2002. Costs associated with recent investments in utility plant are included in Artesian's February 5, 2004 filing with the Delaware Public Service Commission for an $8.8 million increase in its annual revenue requirement.

In December, Artesian issued $15.0 million in tax-free bonds with an effective interest rate of 4.9%. In November 2003, a $5.4 million general obligation note through a state Revolving Fund loan program was issued as tax-free unsecured debt, with an interest rate of 3.57%.

Dian Taylor, President and CEO said, "As reported above, the financial results for 2003 were mixed, but on the whole 2003 was another year of solid progress." Of note in 2003:

-

Artesian increased daily supply capacity by nearly 4 million gallons, expanded service territory by 7%, grew utility customer base by nearly 3% and secured several new contract service agreements.

-

According to a regular quarterly survey, our customers reported a 98% level of satisfaction.

-

In 2003, the annualized dividend rate was increased 4.7%, from $0.77 to $0.81 per common share, after giving effect to the three for two common stock split effective May 30, 2003.

Artesian Water Company (Artesian Water), our wholly owned subsidiary, serves nearly 70,000 metered customers in Delaware, an increase of 28% over the last 10 years. Including residents covered by contract operations, Artesian Water serves an estimated 230,000 residents. The Company has invested more than $110 million in utility plant over the last 10 years to provide sufficient supply, new water mains and additional storage capacity to meet peak demands and provide fire protection for Delaware residents.

Ms. Taylor said, "Artesian's highest priority has been to increase our sources of supply. Ensuring an adequate supply of high-quality water is an integral part of providing superior service to our customers. Artesian had sufficient supply to meet customer demands during the record drought of 2002, and we will continue to develop additional sources of supply as needed to supply new and existing customers."

Artesian Resources Corporation, through Artesian Water Company, is the largest investor owned regulated public water utility in the State of Delaware and has been providing water within the state since 1905. The Company distributes and sells water to residential, commercial, industrial, governmental, municipal and utility customers throughout the state. As of December 31, 2003, Artesian was providing service to approximately 29% of Delaware's population. Artesian maintains more than 950 miles of main throughout the state. Last year we distributed 7.2 billion gallons of water. Our water supply is treated at 48 different locations statewide. Artesian serves New Castle County from 78 operating wells in 30 well fields. We also have 11 wells in 8 active well fields in Kent County and 9 wells in 5 well fields in Sussex County.

 Artesian Resources Corporation
Condensed Consolidated Statement of Operations
(In thousands, except share and per share data)

(Unaudited)

(Unaudited)

 Three months ended
December 31, 2003

 Three months ended
December 31, 2002

 Twelve months ended
December 31, 2003

 Twelve months ended
December 31, 2002

Operating Revenues

$

9,077

$

8,749

$

36,295

$

34,597

Operating Expenses

Operations and Maintenance Expenses

5,045

4,338

19,630

18,334

Depreciation and Amortization

995

887

3,635

3,392

State & Federal Taxes

388

771

2,386

2,825

Property and Other Taxes

567

497

2,115

1,871

6,995

6,493

27,766

26,422

Operating Income

2,082

2,256

8,529

8,175

Miscellaneous Income (deduction)

68

(1)

277

380

Income Before Interest Charges

2,150

2,255

8,806

8,555

Interest Charges

1,279

1,071

4,889

4,388

Net Income

871

1,184

3,917

4,167

Preferred Dividend Requirement & Redemption Premium

3

10

71

41

Net Income Applicable to Common Stock

$

868

$

1,174

$

3,846

$

4,126

Weighted Average Common Shares Outstanding - Basic

3,893,703

3,859,896

*

3,880,159

3,533,460

*

Net Income per Common Share - Basic

$

0.22

$

0.30

*

$

0.99

$

1.17

*

Weighted Average Common Shares Outstanding - Diluted

4,002,834

3,937,649

*

3,992,519

3,612,588

*

Net Income per Common Share - Diluted

$

0.22

$

0.30

*

$

0.96

$

1.14

*

*Shares outstanding and per share amounts restated to reflect a three for two common stock split effective May 30, 2003.

 Artesian Resources Corporation
Condensed Consolidated Balance Sheet
(In thousands)

 Unaudited
December 31, 2003

December 31, 2002

ASSETS

Utility Plant, at original cost less accumulated depreciation

$ 187,893

$ 167,338

Current Assets

9,211

11,920

Regulatory and Other Assets

19,220

3,814

$ 216,324

$ 183,072

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CAPITALIZATION AND LIABILITIES

Stockholders' Equity

$ 52,691

$ 51,176

Long Term Debt, Net of Current Portion

80,558

64,070

Current Liabilities

19,674

9,531

Advances for Construction

19,175

19,457

Contributions in Aid of Construction

30,376

28,643

Other Liabilities

13,850

10,195

$ 216,324

$ 183,072

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